Exhibit 10.16
March 11, 2011
Molycorp, Inc.
5619 DTC Parkway Suite 1000
Greenwood Village, CO
80111
The Selling Stockholders referred to in Schedule I hereto
Computershare Trust Company, N.A., as Custodian
250 Royall Street
Canton, MA 02021
Attention: Stephanie Manzanares
Dear Sir/Madam:
As representatives of the several underwriters (the “Underwriters”) listed in Schedule III to the Underwriting Agreement dated February 10, 2011 (the “Underwriting Agreement”) among Molycorp, Inc. (the “Company”), ourselves, as representatives of the Underwriters, and the selling stockholders named in Schedule I thereto, we hereby advise you that the Underwriters have determined to exercise the option granted to them in the Underwriting Agreement to purchase 2,025,000 additional shares of the Company’s common stock.
The Underwriters designate March 16, 2011 as the Option Closing Date pursuant to the Underwriting Agreement.
[Signature Pages Follow]

Very truly yours,

J.P. MORGAN SECURITIES LLC MORGAN STANLEY & CO. INCORPORATED

As representatives of the several Underwriters

By:	J.P. Morgan Securities LLC

By:	/s/ Eddy Allegaert

Name: Eddy Allegaert
Title: Managing Director
[Signature page to Notice of Exercise of Over-Allotment Option]

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Evan Damast

Name: Evan Damast
Title: Managing Director
[Signature page to Notice of Exercise of Over-Allotment Option]

Schedule I

RCF US Holdings L.P.	Ross R. Bhappu Partner Resource Capital Funds 1400 16th Street, Suite 200 Denver, CO 80202

With a copy to:

Sherri A. Croasdale Chief Financial Officer Resource Capital Funds 1400 16th Street, Suite 200 Denver, CO 80202

PP IV Mountain Pass II, LLC PP IV MP AIV 1, LLC PP IV MP AIV 2, LLC PP IV MP AIV 3, LLC	505 Park Avenue 22nd Floor New York, NY 10022 Attention: Jason Schaefer, Esq.

With a copy to:

Alice Hsu, Esq. Akin Gump Straus Hauer & Feld LLP One Bryant Park New York, NY 10036

TNA Moly Group LLC	Mark S. Kristoff Traxys North America 825 Third Avenue New York, NY 10022

Alan K. Docter	Alan K. Docter 101 Worth Avenue, Apt. 5A Palm Beach, FL 33480

Mark S. Kristoff	Mark S. Kristoff Traxys North America 825 Third Avenue New York, NY 10022

KMSMITH, LLC	KMSMITH LLC c/o Molycorp, Inc. 5619 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111 Attention: Mark A. Smith

John F. Ashburn	John F. Ashburn, Jr. Molycorp, Inc. 5619 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111

John L. Burba	John L. Burba Molycorp, Inc. 5619 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111

Jack E. Thompson	Jack E. Thompson c/o Molycorp, Inc. 5619 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111